Exhibit 99.4

Wize Pharma INC Date: November 2017 Investor Presentation All Rights Reserved

# Forward-Looking Information

This presentation contains forward-looking statements about our expectations, beliefs or intentions regarding, among other things, our product development efforts, business, financial condition, results of operations, strategies or prospects. In addition, from time to time, we or our representatives have made or may make forward-looking statements, orally or in writing. Forward-looking statements can be identified by the use of forward-looking words such as “believe,” “expect,” “intend,” “plan,” “may,” “should” or “anticipate” or their negatives or other variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical or current matters. These forward-looking statements may be included in, but are not limited to, this presentation, various filings made by us with the SEC, press releases or oral statements made by or with the approval of one of our authorized executive officers. Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements.

Many factors could cause Wize’s actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, the following: risks related to the substantial debt that we have incurred; our needs for additional financing; our dependence on a single compound, Lo2A and on the continuation of our license to commercialize LO2A; our inability to expand our rights under our license of LO2A; the initiation, timing, progress and results of our trials and product candidate development efforts; our ability to advance LO2A into clinical trials or to successfully complete our preclinical studies or clinical trials; our receipt of regulatory approvals for LO2A, and the timing of other regulatory filings and approvals; the clinical development, commercialization and market acceptance of LO2A; our ability to establish and maintain corporate collaborations; the implementation of our business model and strategic plans for our business and product candidates; the scope of protection we are able to establish and maintain for intellectual property rights covering LO2A and our ability to operate our business without infringing the intellectual property rights of others; estimates of our expenses, future revenues, and capital requirements; competitive companies, technologies and our industry; and statements as to the impact of the political and security situation in Israel on our business. More detailed information about the risks and uncertainties affecting Wize is contained under the heading “Risk Factors” included in Wize’s Registration Statement on Form S-4 filed with the SEC on September 5, 2017, and in other filings that Wize has made and may make with the SEC in the future.

These statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements. Given these uncertainties, you should not rely upon forward-looking statements as predictions of future events.

All forward-looking statements attributable to us or persons acting on our behalf included in, but not limited to, this presentation speak only as of the date hereof and are expressly qualified in their entirety by the foregoing. We undertake no obligations to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. In evaluating forward-looking statements, you should consider these risks and uncertainties.

All Rights Reserved

Welcome to Wize Pharma Company Overview

WizePharma – At - A - Glance Ticker symbol: OTC (WIZP) Main shareholders: • Public: ~ 2 9% • Ridge Valley Corp: ~20% • Private Investors: ~44% HQ: Israel Founded: 2015 Market Cap (last day of trading in TASE): NIS 46.0M (~$13.0M) as at 11 / 15 /17 Cash on hand: $572K as at 9/30/17 Manufacturing facilities: Pharma Stullen, Fareva All Rights Reserved

LO2A Opportunity Proven eye drops formulation Developed by the licensor, Prof. Disktein, For treatment of dry eye syndrome (DES), sold exclusively in Europe (*) with lubricant and anti irritant properties Ongoing clinical trials, results for pre - IND submission Phase II study to evaluate safety and efficacy of LO2A for patients with moderate to severe CCh and a Phase II trials to evaluate the Safety and Efficacy of LO2A Eye Drops for Symptomatic Improvement of Dry Eye in Patients with Sjögren’s syndrome, involving more than 100 patients (combined) Well established safety profile 1.25M packages sold 2016 (*) Significant business development opportunities In North America and China and other parts of the world and strategic partnerships Novel promising indications Treatment of patients suffering from DES and Conjunctivochalasis (CCh) as well as patient suffering from DES and Sjögern’s Syndrome Existing Manufacturing Facilities in France and Germany All Rights Reserved (*) Sales made by the licensor

LO2A Eye Drops Established sales history in Europe (*) Compatible Used with any contact lenses Anti - Irritant Anti - irritant properties Well - established safety profile No material side effects reported Preservative - Free Removes potential for irritation and sensitization which can damage the ocular surface and cornea Multi - dose Multi - dose form under development All Rights Reserved (*) Sales made by the licensor

Dry Eye Syndrome (DES) See Appendix • Several clinical trials in Europe involving more than 200 patients with Dry Eye • Documented beneficial effect of LO 2 A eye drops by both the investigators and the patient DES & Sjögren’s syndrome See Appendix • Investigator - initiated study • Performed in Hungary • 21 patients applied LO2A eye drops to both eyes in a single arm, open label trial for 3 months • The study demonstrated improvement in all parameters examined (with the exception of tear production) DES & CCh See Appendix • Investigator - initiated study was performed in Hungary (Article) • 20 patients with Grade 2 or 3 CCh, who had previously failed treatment on a variety of artificial tear preparations, applied LO2A in a single arm, open label study for 3 months • This study demonstrated that after 3 months, CCh severity decreased significantly Previous Clinical Trials All Rights Reserved

Competitive Landscape Market Overview

All Rights Reserved LO 2 A Eye Drops Wize has licensed certain rights to develop, purchase, market, sell and distribute LO2A for ophthalmic disorders in the United States, Israel, Ukraine and China. Wize has certain rights to add additional territories. Wize has the option to purchase licensor's agreements with its existing distributors in Switzerland, Germany and Holland.

European Sales Territory Manufactured in Distributor Packages sold in 2016 Hungary Pharma Stulln (Germany) PannonPharma 6,000 Germany Pharma Stulln (Germany) Pharma Stulln 70,000 The Netherlands Pharma Stulln (Germany) Tramedico 120,000 Switzerland Fareva (France) Thea Pharmaceuticals Ltd 980,000 Israel Pharma Stulln (Germany) Pharmidas Sales expected to commence 2018 Ukraine Pharma Stulln (Germany) EkoTechProm Premium Ltd. Sales expected to commence 2018 China Pharma Stulln (Germany) HPGC Sales expected to commence 2019 Future Sales Reseller Model Existing Royalties Model (*) All Rights Reserved (*) Existing sales by the licensor. Based on information provided by licensor.

+ + + Dry Eye Most common, instillation site irritation and decrease in visual acuity ( 5 - 25 % of patients). Blurred vision, eye irritation, conjunctival redness, pruritus (occur in 1 - 5 % of patients) 2 Most common, ocular burning ( 17%). Conjunctival redness, tearing, blurred vision, eye pain, pruritus (occur in 1 - 5 % of patients) 1 Minor, transient ocular events expected with ophthalmic formulations, e.g ., blurred vision Safety $ 54 M (launched Aug 2016 ) 4 $ 1.5 B 3 ~$ 11 M (estimated) Sales in 2016 + + + Preservative free - - + Use with contact lenses - - + 5 Conjunctivalchalasis - - + 6 Sjögren ’ s Syndrome Competition Allergan Shire LO2A 1 https://www.allergan.com/assets/pdf/restasis_pi.pdf 2 https://www.shire.com/ - /media/shire/shireglobal/shirecom/pdffiles/media%20library/xiidra - clinical - development - program - infographi c.pdf 3 Allergan 2016 annual report (10K) 4 https://market - scope.com/breaking - post/shires - xiidra - dry - eye - treatment - earns - 54 - million - in - sales - in - 2016/ 5 approved in hungary 6 approved in The Netherlands All Rights Reserved

Prevalence of DES More than 16M adults in the US have dry eye syndrome 7 Approx. 19M prescriptions were filled in the US in 2013 for anti - inflammatory drugs administered by eye drops for ocular diseases and conditions, resulting in sales of approximately $2.2 billion (Source: IMS Health) Economic burden to US economy is $55.4B 8 7 http://www.sciencedirect.com/science/article/pii/S 0002939417302908 8 https://www.ncbi.nlm.nih.gov/pubmed/ 21045640 / All Rights Reserved

Prevalence of Sjögren’s Syndrome Affects about 0.2% - 4% of the adult population 9,10 Wide range, in part, reflects the lack of uniform diagnostic criteria Male/female ratio of 1:9 9 https://emedicine.medscape.com/article/332125 - overview#a6 10 https://www.ncbi.nlm.nih.gov/pubmed/20012976 A chronic autoimmune disorder characterized by exocrine gland dysfunction, affecting the salivary & lacrimal glands All Rights Reserved

Prevalence of CCh Refers to redundant folds of loose conjunctiva Increases dramatically with age 12 11 http://journals.plos.org/plosone/article?id= 10.1371 /journal.pone. 0132656 12 https://www.ncbi.nlm.nih.gov/pubmed/ 23036571 Present in up to a third of dry eye patients 11 (approx. 7 million people in the US) All Rights Reserved

Clinical Trials & Intellectual Property

Ongoing and Planned Clinical Trials DES & Sjogren’s syndrome (Phase II trial)* • Planned commencement: H1,2018 • Evaluate safety and efficacy of LO2A for Symptomatic Improvement of Dry Eye in Patients • with Sjögren’s Syndrome • Randomized, double - blind, placebo - controlled up to 40 patients • Study treatment with LO2A/placebo for 3 months • Designed in conjunction with previous trial designs historically performed for Sjogren syndrome DES & CCh (Phase II trial) • Evaluate safety and efficacy of LO2A for patients with moderate to severe CCh • Multi - center, randomized, double - blind, placebo - controlled up to • 62 patients • Designed according to US standards by Ora Clinic – a leading • US full - service ophthalmic CRO and product development firm • Subject to study protocol approval. All Rights Reserved

Timeline Q4/2017 Q1/2018 Q2/2018 Q3/2018 Q4/2018 Q 1 / 2019 Phase II Trial – DES Sjögren ’ s Syndrome (protocol approval) Start of DES Sjögren’s Syndrome Phase II Trial (1st patient) Phase II Trial CCh (completion) Phase II Trial DES Sjögren’s Syndrome (completion) Recruiting Key Option Leaders (KOL) Recruiting Advisory Board All Rights Reserved Pre - IND

Patents Territory Manufactured in Distributor International Patent Application Publ. No. WO2012150583 filed on April 5, 2012, assigned to Resdevco, Corresponding members include US Patent No. 8,912,166, Israeli Patent No. 212725, Japanese Patent No. 5957517 and pending European Pat. Appl. 2704747 Granted patents and patents to issue of this patent family will expire, without extension, in 2032 The use of LO2A for treating or alleviating CCh is protected by the patent family of, entitled EYE DROPS FOR TREATMENT OF CONJUNCTIVOCHALASIS. Provisional Patent Application No.62/467139, filed on March 5, 2017, assigned to Resdevco Patents to issue based on this provisional application will expire, without extension, in 2038. The use of LO2A for treating or alleviating irritation of the eye caused non - infectious diseases, such as Sjögren’s, is covered by, entitled EYE DROPS FOR TREATMENT OF IRRITATION NOT DUE TO INFECTION. US Patent No. 5,106,615 Expired The LO2A composition and use thereof fortreating or alleviating DES All Rights Reserved

Summary

# Financial Information

- ~$13.5M market CAP as of 9/30/2017 (in TASE)
- ~$5.3K daily average trading volume (H1/2017, in TASE)

## FINANCING ROUNDS TO DATE

| 2015 | 2016 | 2016 | 2017 |
|---|---|---|---|
| **$1.2M** Private Placement | **$519K** Convertible Loan | **$827K** Convertible Loan | **$1M** Private Placement |

- Current Cash on hand: ~$450K
- Additional Financial assets post Merger: ~$310K (*)
- Monthly operating burn rate: ~$85K
- ~104.4M shares outstanding
- ~195M shares on a fully diluted basis
- Average exercise price of convertible securities $ 0.06 (proceeds of ~$5M to the company)

*(*) As a result of the merger – additional ~$310K financial assets in OphthaliX.*

All Rights Reserved

Wize Pharma

LO 2 A Opportunity Proven eye drops formulation Developed by the licensor, Prof. Disktein, For treatment of dry eye syndrome (DES), sold exclusively in Europe (*) with lubricant and anti irritant properties Ongoing clinical trials, results for pre - IND submission Phase II study to evaluate safety and efficacy of LO2A for patients with moderate to severe CCh and a Phase II trials to evaluate the Safety and Efficacy of LO2A Eye Drops for Symptomatic Improvement of Dry Eye in Patients with Sjögren’s syndrome, involving more than 100 patients (combined) Well established safety profile 1.25M packages sold 2016 (*) Significant business development opportunities In North America and China and other parts of the world and strategic partnerships Novel promising indications Treatment of patients suffering from DES and Conjunctivochalasis (CCh) as well as patient suffering from DES and Sjögern’s Syndrome Existing Manufacturing Facilities in France and Germany All Rights Reserved (*) Sales made by the licensor.

Introducing. Management Team Or Eisenberg CFO, ACTING CEO Joined in March 2015 Formerly controller of Katzir Fund Group Formerly external controller/CFO of TASE co’s Accountant at Ernst & Young BA in Economics & Accounting (Haifa U.) CPA in Israel. OE Noam Danenberg COO Strategic advisor to Wize since April 2015 Served as a founder, director, investment advisor to a number of pharmaceutical and medical companies. Holds a MBA degree from Boston University ND Dr Adam Foley - Coper MEDICAL DIRECTOR Joined July 2015 Experience in development, regulatory strategy, clinical trial planning & execution, with leading international pharmaceutical companies MB Chb, University of Manchester Fellow of the Royal College of Surgeons M.Sc. from University College, London. AF All Rights Reserved

Introducing. Scientific Advisory Board Dr. Gideon Stein Medical Advisor More than 15 years experience in drug development, marketing and business development in the biotech industry in public and private companies. A graduate of the Faculty of Medicine at Tel Aviv University, with a specialization in Otolaryngology and Head & Neck Surgery. Holds a MBA and MHA from Tel Aviv University GS Prof Janos Nemeth Member of Scientific Advisory Board Ophthalmologic surgeon and Board Member of the Drug Discovery and Safety Center at Semmelweis University, Budapest, Hungary. Performed clinical trial with LO 2 A in the treatment of CCh JN Prof. Shabtay Dickstein Inventor and Scientific Advisor Professor of Pharmacology at the Hebrew U., Jerusalem. Between 1978 - 1998 head of the Unit of Cell Pharmacology at the Medical School of the Hebrew U., responsible for the development of several drugs currently marketed internationally. Recipient of Hebrew U’s Kaye Innovation Award (1996) and the Ferenc Papolczy Award of the Hungarian Society for Eye Research in (2005). Visiting professor at Stanford London and Oxford Universities. SD All Rights Reserved

Thanks 5 b Hanagar St. Hod Hasharon, Israel Tel: + 972 72 2600536 Cell: + 972 54 4318380 Fax: + 972 72 2600537 Visit wizepharma.com or email info@wizepharma.com

Appendix

# Dry Eye – Clinical Trial Results (CCh)



Rose
Bengal
Score
2.8
2.6
2.4
1.9
0
p=0.19
p<0.0001
1 week

"Rose Bengal Staining is the Clinical Gold Standard for the Diagnosis of Dry Eye"
Dr. E.Knight, FDA, 1994

Eyecon
Control

- Cellulose derivatives
- PVP+hydroxyethylcellulose

Improvement in Rose Bengal Score following 1 week of treatment

- 25 patients
- One eye randomized to treatment with LO2A and the other to the same preparation previously used by the patient (control)

- Patient satisfaction following 1 week of treatment with Conheal® / Eyecon® vs control

*Salomon, A. and Merin, S. The effect of new tear substitute containing glycerol and hyaluronate on keratoconjunctivitis sicca. J. Ocular Pharm. Therap. 14:497-502. 1998.*

All Rights Reserved

Clinical Results – Hungarian Study (CCh) Month 3* Comparison Month 3 vs Month 0 Comparison Month 3 vs Month 1 MeanlSD Shift parameter** and 95% Cl P value*** Shift parameter** and 95% Cl P value*** Right Left Right Left Right Left Right Left Right Left LIPCOF 1.4 1.4 - 2.0( - 2.0 - 1.0 ( - 2.0 <0.001 <0.001 0.0 ( - 1.0 0.0 (0.0 0.035 0.312 degree ± 0.6 ± 0.7 to - 1.0) to - 1.0) to 0.0) to 0.0) TFBUT 5.9 5.7 1.1 (0.2 0.9 (0.3 0.020 0.004 0.5( - 0.3 - 0.0 ( - 0.7 0.191 0.953 value ± 2.3 ± 1.8 to 2.0) to 1.5) to 1.3) to 0.6) Oxford 0.3 0.2 - 1.0( - 1.0 - 1.0 ( - 1.0 <0.001 <0.001 0.0( - 1.0 0.0 ( - 1.0 0.016 0.039 grade ± 0.4 ± 0.4 to - 1.0) to - 1.0) to 0.0) to 0.0) OSDI 15.6 ± 16.7 - 13.1 ( - 25.0 to - 8.3) <0.001 - 2.4( - 5.7 to 0.0) 0.012 Score LIPCOF = LId Parallel COnjunctival Folds (grading system for CCh severity) TFBUT = Tear film break - up time OSDI = Ocular Surface Disease Index (Patient questionnaire measuring subjective symtpom score All Rights Reserved

Clinical Results – Hungarian Study (CCh) 1 2 3 0 1 2 3 Conjunctivochalasis (LIPCOF degree) Time (months) Right eyes 0 1 2 3 0 1 2 3 Conjunctivochalasis (LIPCOF degree) Time (months) Left eyes 0 The graph demonstrates a statistically significant improvement in treating patients with CCh according to LIPCOF (LId Parallel COnjunctival Folds) Grade Figure 2: Degree of the conjunctivochalasis in terms of LIPCOF degrees after 1 and 3 months of artificial tear treatment. Artificial te ar treatment and measurement of LIPCOF degree on 20 patients were performed as described in Methods. The artificial tear investigated caused a significant decrease of LIPCOF deg ree on both eyes after one month of use that advanced further on the right eye (filled diamonds, solid line) significantly, and showed the same tendency on the left eye (open rect ang les, dashed line) after three months of use. Means and their standard errors of the LIPCOF degree are shown. Statistical evaluation was performed using the Wilcoxon Signed Rank Tes t. One and three asterisks note p<0.05 and p<0.001, respectively. All Rights Reserved

Clinical Results – Hungarian Study (CCh) Bar chart demonstrating the improvement in CCh per eye, measured by LIPCOF Grade, after one and three months treatment with Conheal® All Rights Reserved

Clinical Results – Hungarian Study (Sjögren ’ s) Figure 1: The artificial tears with high glycerine content ceased the corneal staining almost completely in the patients with Sjogren s ynd rome by the end of the three - month treatment. In the patients the initial ocular sin face staining was developed in spite of the earlier lasting use of ar tif icial tears. (Lisszamin - zöld festodés (Oxford skála szerint) = Lissamin green staining (according to the Oxford scale); Jobb szemek = Right ey es; Ido (honapok) = Duration (m onths), Bal szemek = left eyes) All Rights Reserved